132 SA-1 01/10

SUPPLEMENT DATED JANuaRY 27, 2010
TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 1, 2009

OF

FRANKLIN GOLD AND PRECIOUS METALS FUND

The Statement of Additional Information is amended as follows:

I. The following paragraph under the "Goals, Strategies and Risks – Non-Fundamental Investment Policies" section has been revised as follows:

The Fund May not:

4. Invest in commodities or commodity contracts, except that the Fund may invest up to 5% of its total assets in options and futures, and more than 5% of its total assets in options and futures for hedging purposes only or when these investments are covered by cash or securities.

Please keep this supplement for future reference.